UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 6, 2025 (October 3, 2025)

SIRIUSPOINT LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: +1 441 542-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On October 3, 2025, SiriusPoint Ltd.’s (the “Company”) wholly owned subsidiary, SiriusPoint Bermuda Insurance Company Ltd., a Bermuda exempted company (“SP Bermuda”), entered into a share purchase agreement (the “Purchase Agreement”) by and among Comet Bidco Limited, a Bermuda exempted company (a newly formed acquisition vehicle of funds affiliated with Lee Equity Partners) (“Purchaser”), SP Bermuda, John Boylan and certain other management sellers named therein. Upon the terms and subject to the conditions set forth in the Purchase Agreement, SP Bermuda has agreed to sell its entire equity stake in Arcadian Holdings Limited, a Bermuda exempted company (“Arcadian”), to Purchaser for $139 million, subject to customary post-closing adjustments. The transaction is expected to close prior to the end of the first quarter of 2026, subject to regulatory approvals.

Also on October 3, 2025, each of SP Bermuda and SiriusPoint International Insurance Corporation (publ), the Company’s Swedish insurance affiliate, entered into amendments to the program management and binding authority agreements which extend the underwriting authority of Arcadian through at least December 31, 2031, subject to the terms and conditions set forth therein. In addition, SiriusPoint Specialty Insurance Corporation, a New Hampshire insurance company, intends, following receipt of regulatory non-disapproval, to execute an amendment to its program management agreement with Arcadian, also extending the underwriting term to at least December 31, 2031.

On October 6, 2025, the Company issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	By:	/s/ Linda S. Lin
Name: Linda S. Lin
Title: Chief Legal Officer and Corporate Secretary